INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COmmodity FUND TRUST
SUPPLEMENT DATED MARCH 2, 2022 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 25, 2022 OF:
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)
(the “Fund”)
Effective immediately, the following disclosure is added to the section titled “Investment Strategies and Risks” in the Statement of Additional Information:
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russia invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia and other countries in the region and in the West, including the U.S. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for various commodities.
Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications “SWIFT,” the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions may have adverse effects on regional and global economic markets, and may result in increased volatility in the price of commodities and commodity-linked instruments, and in turn, the Fund’s performance.
In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions in the future which may result in greater volatility in the prices of commodities and commodity-linked instruments. The actions discussed above could have a negative effect on the Fund’s performance. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. Uncertainty as to future relations between Russia and the U.S. and other countries in the West, or between Russia and other eastern European countries, may also have a negative impact on performance and the value of the Fund’s investments.
Please Retain This Supplement For Future Reference.
SAI-SUP 4 030222